Supplement Dated November 12, 2020
To the Product Prospectuses for:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account S

Lincoln CVUL	Lincoln CVUL III

This Supplement outlines changes to the investment options under your policy. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This Supplement is for informational purposes and requires no action on your part.

Delaware vip® international value equity series. The Delaware VIP® Trust has informed us that the Delaware VIP® International Value Equity Series will be reorganized into the Delaware VIP® International Series on or about December 11, 2020.

At the time of the reorganization, policy owners of units of the Delaware VIP® International Value Equity Series subaccount will automatically receive a proportionate number of units of the Delaware VIP® International Series subaccount based on the unit value of each fund at the time of the reorganization.

As a result of this merger, the Delaware VIP® International Value Equity Series will be added as an investment option to your Policy beginning December 11, 2020. For more information, refer to the fund prospectus.

Please retain this Supplement for future reference.